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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, being Officers and Directors of Clayton Williams Energy, Inc. (the "Company"), a Delaware corporation, do hereby constitute and appoint Mel G. Riggs and L. Paul Latham, or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names in the capacities indicated which Mel G. Riggs and L. Paul Latham, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 1999, including specifically, but not limited to, the power and authority to sign such Form 10-K for us, or any of us, in our names in the capacities indicated, and any and all amendments thereto; and we do hereby ratify and confirm all that Mel
G. Riggs and L. Paul Latham or either of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this twenty-second day of March, 2000.

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
/s/ Clayton W. Williams                              /s/ L. Paul Latham
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CLAYTON W. WILLIAMS                                  L. PAUL LATHAM
President, Chairman of the Board,                    Executive Vice President, Chief Operating
Chief Executive Officer and a Director               Officer and a Director


/s/ Mel G. Riggs                                     /s/ Jerry F. Groner
-------------------------------------------------    ----------------------------------------------
MEL G. RIGGS                                         JERRY F. GRONER
Senior Vice President - Finance, Secretary,          Vice President - Land and Lease Administration
Treasurer, Chief Financial Officer and a Director    and a Director
(Principal Financial and Accounting Officer)


/s/ William P. Clements                              /s/ Robert L. Parker
-------------------------------------------------    ----------------------------------------------
WILLIAM P. CLEMENTS                                  ROBERT L. PARKER
Director                                             Director


/s/ Stanley S. Beard
-------------------------------------------------
STANLEY S. BEARD
Director
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